Ionic Inflation Protection ETF

CONSOLIDATED SCHEDULE OF INVESTMENTS at January 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 91.4%
United States Treasury Inflation Indexed Notes - 91.4%
01/15/2024 0.625%		$1,122,810	$1,100,852
04/15/2024 0.500%		1,133,203	1,104,871
07/15/2024 0.125%		1,128,429	1,095,409
10/15/2024 0.125%		1,137,163	1,100,745
01/15/2025 0.250%		1,156,385	1,115,088
04/15/2025 0.125%		1,152,570	1,104,682
07/15/2025 0.375%		1,129,860	1,092,455
10/15/2025 0.125% (1)		1,147,380	1,099,881
			8,813,983
Total United States Treasury Obligations
(Cost $8,935,851)			8,813,983

		Notional Amount
Purchased Options - 2.1%
Interest Rate Swaptions - 2.1%
5-Year Interest Rate Swap, 12-Month USD-SOFR, Receive Floating Rate		20,000,000	207,520
Expiration: January 3, 2025; Exercise Rate: 3.900%
Total Purchased Options			207,520
(Cost $169,000)

Short-Term Investments - 5.7%		Shares
Money Market Funds - 5.7%
First American Government Obligations Fund, Class X, 4.140% (1) (2)		548,552	548,552
Total Short-Term Investments
(Cost $548,552)			548,552

Total Investments in Securities - 99.2%
(Cost $9,653,403)			9,570,055
Other Assets in Excess of Liabilities - 0.8%			77,386
Total Net Assets - 100.0%			$9,647,441

SOFR	Secured Overnight Financing Rate
(1) All or a portion of the investment is a holding of Ionic Cayman Subsidiary.
(2) The rate shown is the annualized seven-day effective yield as of January 31, 2023.

Ionic Inflation Protection ETF

CONSOLIDATED SCHEDULE OF INTEREST RATE SWAPS at January 31, 2023 (Unaudited)

Reference Entity	Counterparty	Long/Short	Expiration Date	Financing Rate	Payment Frequency	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. CPI Urban Consumers Index (1)	LCH	Long	7/5/2027	2.890%	Once At Maturity	$10,000,000	$(47,728)	$12,659	$(60,387)
									$(60,387)

(1) All or a portion of the investment is a holding of Ionic Cayman Subsidiary.

Summary of Fair Value Exposure at January 31, 2023 (Unaudited)

The Ionic Inflation Protection ETF (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and other financial instruments as of January 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Inflation Indexed Notes	$-	$8,813,983	$-	$8,813,983
Interest Rate Swaptions	$-	$207,520	$-	$207,520
Money Market Fund	$548,552	$-	$-	$548,552
Total Investments in Securities	$548,552	$9,021,503	$-	$9,570,055

(1) See Schedule of Investment for the industry breakout.

Other Financial Instruments (1)	Level 1	Level 2	Level 3	Total
Interest Rate Swaps	$-	$(60,387)	$-	$(60,387)
Total Other Financials Instruments	$-	$(60,387)	$-	$(60,387)

(1) Other Financial Instruments are interest rate swap agreements not reflected in the Schedule of Invesments, which are reflected at value.
(2) Valued at it’s unrealized gain (loss).